Exhibit 10.1

FOURTH AMENDMENT TO AMENDED AND RESTATED
REVOLVING CREDIT AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT (this "Amendment") dated as of November 30, 2016, is made by and among the BORROWERS party hereto (the "Borrowers"), the GUARANTORS party hereto (the "Guarantors"), the financial institutions party hereto as LENDERS (collectively, "Lenders" and each individually a "Lender"), PNC BANK, NATIONAL ASSOCIATION ("PNC"), as agent for the Lenders (PNC, in such capacity, "Agent"), and J.P. MORGAN EUROPE LIMITED ("JPM Europe"), as European agent for the Lenders (JPM Europe, in such capacity, the "European Agent").
WITNESSETH:
WHEREAS, the Borrowers, the Guarantors, the Lenders, the Agent and the European Agent are parties to that certain Amended and Restated Revolving Credit and Security Agreement, dated as of September 30, 2015, as amended by (i) First Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of February 16, 2016, (ii) Waiver and Second Amendment to Amended and Restated Revolving Credit and Security Agreement, dated May 3, 2016, and (iii) Release and Third Amendment to Amended and Restated Revolving Credit and Security Agreement, dated September 30, 2016, (as so amended, the "Credit Agreement"); and
WHEREAS, the Borrowers and the Guarantors have requested the Lenders to make certain amendments and other accommodations to the Credit Agreement in order to, among other things (i) extend the expiration date, (ii) reset the asset disposition basket, (iii) adjust the field exam frequency and (iv) address changes in U.S. GAAP accounting treatment with respect to leases. The Lenders have agreed to such amendments and accommodations, subject to the terms and conditions set forth in this Amendment.
NOW THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:
1.Recitals. The foregoing recitals are incorporated herein by reference.
2.    Defined Terms. Capitalized terms not otherwise defined in this Amendment have the meanings given to them in the Credit Agreement.
3.    Amendment of Section 1.1. Section 1.1 of the Credit Agreement is hereby amended to insert the following new sentence at the end of such Section:
Without limiting the foregoing, for purposes of determining compliance with any provision of this Agreement and any related definitions, the determination of whether a lease is to be treated as an operating lease or capital lease shall be made without giving effect to any change in GAAP that becomes effective on or after the Fourth

Amendment Closing Date that would require operating leases to be treated similarly to capital leases.
4.    Amendment of Section 1.2. Section 1.2 of the Credit Agreement is hereby amended to add the following definitions in their appropriate alphabetical positions within such Section:
Bail-In Action means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
Bail-In Legislation means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
EEA Financial Institution means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
EEA Member Country means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
EEA Resolution Authority means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
EU Bail-In Legislation Schedule means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
Fourth Amendment Closing Date shall mean November 30, 2016.
Write-Down and Conversion Powers means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-

down and conversion powers are described in the EU Bail-In Legislation Schedule.
5.    Amendment of Section 1.2. The following definition in Section 1.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:
Defaulting Lender shall mean any Lender that: (a) has failed, within two (2) Business Days of the date required to be funded or paid, to (i) fund any portion of its Revolving Commitment Percentage of Advances, (ii) if applicable, fund any portion of its Participation Commitment in Letters of Credit or Swing Loans or (iii) pay over to any Agent, Issuer, Swing Loan Lender or any Lender any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies Agent in writing that such failure is the result of such Lender's good faith determination that a condition precedent to funding (specifically identified and including a particular Default or Event of Default, if any) has not been satisfied; (b) has notified Loan Parties or Agent in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender's good faith determination that a condition precedent (specifically identified and including a particular Default or Event of Default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit; (c) has failed, within two (2) Business Days after request by Agent, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Advances and, if applicable, participations in then outstanding Letters of Credit and Swing Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon Applicable Agent's receipt of such certification in form and substance satisfactory to Applicable Agent; (d) has become the subject of an Insolvency Event; (e) has failed at any time to comply with the provisions of Section 2.5(e) with respect to purchasing participations from the other Lenders, whereby such Lender's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of Lenders; or (f) becomes the subject of a Bail-in Action.

6.    Amendment of the definition of Permitted Dispositions. The definition of Permitted Dispositions in Section 1.2 of the Credit Agreement is hereby amended by amending and restating clause (K) thereof in its entirety as follows:
(K)    dispositions, other than those specifically excepted pursuant to clauses (A) through (J) above, made on or after the Fourth Amendment Closing Date in an aggregate amount not to exceed $25,000,000; provided that prior to and after giving effect to any such disposition (i) no Default or Event of Default exists or is continuing including, without limitation, after giving pro-forma effect to the exclusion of the assets that are the subject of such disposition from the US-Canada Formula Amount, the English Formula Amount or the French Formula Amount, as applicable and (ii) US-Canada Undrawn Availability shall not be less than the US-Canada Undrawn Availability Test Amount for the thirty (30) consecutive days ending as of the date of the most recently delivered US-Canada Borrowing Base Certificate.
7.    Amendment of Section 4.7. The last sentence of Section 4.7 of the Credit Agreement is hereby amended and restated in its entirety as follows:
Not more than one field examination, at US-Canada Borrowers' expense, shall be conducted per annum unless (i) a Dominion Period is in effect or it is within 60 days of the end of a Dominion Period, (ii) if US-Canada Undrawn Availability is less than 25% of the US-Canada Formula Amount, or (iii) if an Event of Default or Default has occurred and is continuing.
8.    Amendment of Article 5. Article 5 of the Credit Agreement is hereby amended to insert the following new Section 5.35 immediately following Section 5.34:
5.35    EEA Financial Institution. No Loan Party is an EEA Financial Institution.
9.    Amendment of Section 7.3. Section 7.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:
7.3    Guarantees. Become liable upon the obligations or liabilities of any Person by assumption, endorsement or guaranty thereof or otherwise (other than to Lenders) except (a) as disclosed on Schedule 7.3, (b) guarantees by one or more Loan Parties or Subsidiaries thereof of the Indebtedness or obligations of any other Loan Parties or Subsidiaries thereof to the extent such Indebtedness or obligations are permitted to be incurred and/or outstanding pursuant to the provisions of this Agreement and (c) the endorsement of checks in the Ordinary Course of Business.

10.    Amendment of Section 13.1. Section 13.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
13.1    Term. This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of each Loan Party, each Agent and each Lender, shall become effective on the date hereof and shall continue in full force and effect until January 16, 2021 (the "Term") unless sooner terminated as herein provided. The Loan Parties may terminate this Agreement at any time upon prior written notice to Agent and upon indefeasible payment in full of all of the Obligations.
11.    Amendment of Section 14.14. Section 14.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:
14.14    Appointment for English Law.
(a)    In this Agreement, any English Collateral Document and the English Law Guaranty, any rights and remedies exercisable by, any documents to be delivered to, or any other indemnities or obligations in favor of the European Agent shall be, as the case may be, exercisable by, delivered to, or be indemnities or other obligations in favor of, the European Agent (or any other person acting in such capacity) in its capacity as security trustee of the Secured Parties to the extent that the rights, deliveries, indemnities or other obligations relate to any English Collateral Document or the security thereby created or the English Law Guaranty. Any obligations of the European Agent (or any other person acting in such capacity) in this Agreement, any English Collateral Document and the English Law Guaranty shall be obligations of the European Agent in its capacity as security trustee of the Secured Parties to the extent that the obligations relate to any English Collateral Document or the security thereby created or the English Law Guaranty. Additionally, in its capacity as security trustee of the Secured Parties, the European Agent (or any other person acting in such capacity) shall have (i) all the rights, remedies and benefits in favor of any Agent contained in the provisions of the whole of this Article 14, (ii) all the powers of an absolute owner of the security constituted by any English Collateral Document and (iii) all the rights, remedies and powers granted to it and be subject to all the obligations and duties owed by it under any English Collateral Document, the English Law Guaranty and/or any of the Other Documents.
(b)    Each Secured Party hereby appoints the European Agent to act as its trustee under and in relation to any English Collateral Document and/or the English Law Guaranty and to hold the assets subject to the security or the guarantee obligation thereby created as trustee for the Secured Parties on the trusts and other terms contained in any English Collateral Document and/or the English Law Guaranty and each Secured Party hereby irrevocably authorizes the European Agent in its capacity as security trustee of Secured Parties to exercise such rights, remedies, powers and discretions as are specifically delegated to the European Agent as security trustee of the Secured Parties by the terms of any English Collateral Document and/or the English Law Guaranty together with all such rights, remedies, powers and discretions as are reasonably incidental thereto.
(c)    The Secured Parties agree that, at any time that the person acting as security trustee of the Secured Parties in respect of any English Collateral Document and/or the English Law Guaranty, as applicable, shall be a person other than the Agents, such other person shall have the rights, remedies, benefits and powers granted to the European Agent in its capacity as security trustee of the Secured Parties under this Agreement and (as the case may be) any English Collateral Document and/or the English Law Guaranty, as applicable.
(d)    Nothing shall require the European Agent in the capacity as security trustee of the Secured Parties under this Agreement, any English Collateral Document or the English Law Guaranty to act as a trustee at common law or to be holding any property on trust, in any jurisdiction outside the United States of America, England or France which may not operate under the principles of trust or where such trust would not be recognized or its effects would not be enforceable.
12.    Amendment of Section 16.20(a). Section 16.20(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(a)    Generally. Without limiting the joint and several nature of all US Borrowers' and Canadian Borrowers' Obligations, the Obligations of the European Borrowers shall be several in nature, and the Obligations of the European Guarantors shall be limited if and to the extent expressly set forth in the English Law Guaranty.

13.    Amendment of Article 16. Article 16 of the Credit Agreement is hereby amended to insert the following new Section 16.25 immediately following Section 16.24:
16.25    Acknowledgment and Consent to Bail-In of EEA Financial Institutions.
Notwithstanding anything to the contrary in this Agreement, any Other Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under this Agreement or any Other Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable, (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any Other Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
14.    Amendment of Schedule 7.3. Schedule 7.3 [Guarantees] to the Credit Agreement is hereby amended and restated in its entirety as set forth on the Schedule 7.3 attached hereto and made a part hereof.
15.    Amendment of Annex A. Annex A [US Borrowers] to the Credit Agreement is hereby amended and restated in its entirety as set forth on the Annex A attached hereto and made a part hereof.
16.    Amendment of Annex B. Annex B [US Guarantors] to the Credit Agreement is hereby amended and restated in its entirety as set forth on the Annex B attached hereto and made a part hereof.

17.    Conditions Precedent. The effectiveness of this Amendment is subject to the receipt by the Agent of the following items, each in form and content satisfactory to the Agent:
(a)    the Agent shall have received this Amendment, duly executed by a duly authorized officer of each of the Loan Parties, each of the Lenders and each of the Agents;
(b)    the Agent shall have received copies, certified by a duly authorized officer of each Loan Party to be true and complete on and as of the date hereof, of records of all action taken by each of the Loan Parties to authorize (i) the execution and delivery of this Amendment, and all other certificates, documents and instruments executed in connection therewith, and (ii) its performance of all of its obligations under each of such documents;
(c)    the Agent shall have received a secretary's certificate of each Loan Party certifying as to (i) no change in such Loan Party's articles or certificate of incorporation/organization or bylaws, code of regulations or limited liability company/operating agreement, or in the event that any such documents have changed, true and correct copies of the same certified by the secretary of such Loan Party or the Secretary of State, as the case may be, and (ii) the incumbency of the officers of such Loan Party that execute and deliver this Amendment and the related certificates, documents and instruments;
(d)    the Loan Parties shall have delivered all applicable updated Schedules in accordance with Section 9.19 of the Credit Agreement;
(e)    the Loan Parties shall have delivered such other documents, agreements, instruments, diligence materials and other items deemed necessary by any Agent or their respective counsels;
(f)    no Default or Event of Default shall have occurred;
(g)    the Borrowers shall have paid all of Agent's costs and expenses (including Agent's attorneys' fees) incurred in connection with the preparation of this Amendment; and
(h)    the Loan Parties shall have paid to the Agent for the ratable benefit of the Lenders (based upon the respective Revolving Commitment Amounts of each Lender) an amendment fee in an amount equal to $130,000.
18.    Representations and Warranties. Each Borrower and each Guarantor covenants and agrees with and represents and warrants to the Agent, the European Agent and the Lenders as follows:
(a)    each Borrower's and each Guarantor's obligations under the Credit Agreement, as modified hereby, are and shall remain secured by the Collateral pursuant to the terms of the Credit Agreement and the Other Documents;

(b)    each Borrower and each Guarantor possesses all of the powers requisite for it to enter into and carry out the transactions referred to herein and to execute, enter into and perform the terms and conditions of this Amendment, the Credit Agreement and the Other Documents and any other documents contemplated herein that are to be performed by such Borrower or such Guarantor; and that any and all actions required or necessary pursuant to such Borrower's or such Guarantor's organizational documents or otherwise have been taken to authorize the due execution, delivery and performance by such Borrower and such Guarantor of the terms and conditions of this Amendment, the Credit Agreement and the Other Documents, and that such execution, delivery and performance will not conflict with, constitute a default under or result in a breach of any applicable law or any agreement, instrument, order, writ, judgment, injunction or decree to which such Borrower or such Guarantor is a party or by which such Borrower or such Guarantor or any of its properties are bound, and that all consents, authorizations and/or approvals required or necessary from any third parties in connection with the entry into, delivery and performance by such Borrower and/or such Guarantor of the terms and conditions of this Amendment, the Credit Agreement, the Other Documents and the transactions contemplated hereby and thereby have been obtained by such Borrower and such Guarantor and are in force and effect;
(c)    this Amendment, the Credit Agreement, and the Other Documents constitute the valid and legally binding obligations of each Borrower and each Guarantor, enforceable against such Borrower and such Guarantor in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and by general equitable principles, whether enforcement is sought by proceedings at law or in equity;
(d)    all representations and warranties made by each Borrower and each Guarantor in the Credit Agreement and the Other Documents are true and correct in all material respects (with duplication of any materiality standard set forth in any such representation or warranty) as of the date hereof, with the same force and effect as if all such representations and warranties were fully set forth herein and made as of the date hereof and each Borrower and each Guarantor has complied with all covenants and undertakings in the Credit Agreement and the Other Documents;
(e)    except as expressly set forth herein, this Amendment is not a substitution, novation, discharge or release of any Borrower's or any Guarantor's obligations under the Credit Agreement or any of the Other Documents, all of which shall and are intended to remain in full force and effect;
(f)    no Event of Default or Default has occurred and is continuing under the Credit Agreement or the Other Documents; there exist no defenses, offsets, counterclaims or other claims with respect to any Borrower's or any Guarantor's obligations and liabilities under the Credit Agreement or any of the Other Documents;
(g)    each Borrower and each Guarantor hereby ratifies and confirms in full its duties and obligations under the Credit Agreement, each Guaranty, and the Other Documents applicable to it, each as modified hereby; and

(h)    each Borrower and each Guarantor hereby agrees, as an independent obligation to the European Agent (to the extent such Guarantor or Borrower is party to the English Law Guaranty), to be bound by the terms of the English Law Guaranty as if it had been set out in full again here with such changes as are appropriate to fit this context, for the avoidance of doubt with references to the Credit Agreement and Other Documents each as modified hereby.
19.    Reimbursement of Expenses. The Borrowers, jointly and severally, shall pay or cause to be paid to each Agent all costs and expenses accrued through the date hereof and the costs and expenses of each Agent including, without limitation, fees of such Agent's counsel in connection with this Amendment.
20.    Document References. As used in the Credit Agreement and each of the Other Documents, the terms "this Credit Agreement", "herein", "hereinafter", "hereto", "hereof", and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement as amended and modified by this Amendment. The term "Other Documents" as defined in the Credit Agreement shall include this Amendment.
21.    Integration. This Amendment, together with the Credit Agreement and the Other Documents, constitutes the entire agreement and understanding among the parties relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings relating to such subject matter. In entering into this Amendment, each Borrower and each Guarantor acknowledges that it is relying on no statement, representation, warranty, covenant or agreement of any kind made by Agent or any Lender or any employee or agent of Agent or any Lender, except for the agreements of Agent and the Lenders set forth herein. This Amendment shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Amendment or any part hereof to be drafted.
22.    Successors and Assigns. This Amendment shall apply to and be binding upon the Borrowers and the Guarantors in all respects and shall inure to the benefit of each of the other parties hereto and their respective successors and assigns, provided that none of the Borrowers or the Guarantors may assign, transfer or delegate its duties and obligations hereunder. Nothing expressed or referred to in this Amendment is intended or shall be construed to give any person or entity other than the parties hereto a legal or equitable right, remedy or claim under or with respect to this Amendment, the Credit Agreement or any Other Documents, it being the intention of the parties hereto that this Amendment and all of its provisions and conditions are for the sole and exclusive benefit of the parties hereto.
23.    Severability. If any one or more of the provisions contained in this Amendment, the Credit Agreement, or the Other Documents shall be held invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained in this Amendment, the Credit Agreement or the Other Documents shall not in any way be affected or impaired thereby, and this Amendment, the Credit Agreement and the Other Documents shall otherwise remain in full force and effect.

24.    Further Assurances. Each Borrower and each Guarantor agrees to execute such other and further documents and instruments as Agent may request to implement the provisions of this Amendment.
25.    Governing Law. This Amendment will be governed by the internal laws of the State of New York without reference to its conflicts of law principles.
26.    Waiver and Release. Each Borrower and each Guarantor, by signing below, hereby waives and releases Agent, the European Agent, Issuer and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which any Borrower or any Guarantor is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
27.    Counterparts; Electronically Delivered Signatures. This Amendment may be executed in any number of counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Delivery of executed signature pages hereof by facsimile or other means of electronic transmission from one party to another shall constitute effective and binding execution and delivery thereof by such party. Any party that delivers its original counterpart signature to this amendment by facsimile transmission hereby covenants to deliver its original counterpart signature promptly thereafter to the Agent.
28.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO AMENDMENT]

Each of the parties has signed this Amendment as of the day and year first above written.

US BORROWERS:
Invacare Corporation, an Ohio corporation By: /s/ Robert K. Gudbranson Name: Robert K. Gudbranson Title: Senior Vice President, Chief Financial Officer and Treasurer

Freedom Designs, Inc., a California corporation
Alber USA, LLC, an Ohio limited liability company
The Aftermarket Group, Inc., a Delaware corporation
Medbloc, Inc., a Delaware corporation

By: /s/ Robert K. Gudbranson
Name: Robert K. Gudbranson
Title: Vice President and Treasurer

Invacare Continuing Care, Inc., a Missouri corporation By: /s/ Robert K. Gudbranson Name: Robert K. Gudbranson Title: Vice President

[SIGNATURE PAGE TO AMENDMENT]

US GUARANTORS:

Adaptive Switch Laboratories, Inc., a Texas corporation
The Helixx Group, Inc., an Ohio corporation
Invacare Credit Corporation, an Ohio corporation
Invacare International Corporation, an Ohio corporation
Invacare Holdings, LLC, an Ohio limited liability company
Invacare Florida Holdings, LLC, a Delaware limited liability company
Invacare Florida Corporation, a Delaware corporation
Invamex Holdings LLC, a Delaware limited liability company

By: /s/ Robert K. Gudbranson
Name: Robert K. Gudbranson
Title: Vice President and Treasurer

Invacare Canadian Holdings, Inc., a Delaware corporation Invacare Canadian Holdings, LLC, a Delaware limited liability company By: /s/ Robert K. Gudbranson Name: Robert K. Gudbranson Title: President

[SIGNATURE PAGE TO AMENDMENT]

CANADIAN BORROWERS:

Invacare Canada L.P., an Ontario limited partnership, by its general partner,
Invacare Canada General Partner Inc.
Carroll Healthcare L.P., an Ontario limited partnership, by its general partner,
Carroll Healthcare General Partner, Inc.
Motion Concepts L.P., an Ontario limited partnership, by its general partner,
Carroll Healthcare Inc.
Perpetual Motion Enterprises Limited, an Ontario corporation
By: /s/ Robert K. Gudbranson
Name: Robert Gudbranson
Title: Vice President and Treasurer

CANADIAN GUARANTORS:

Carroll Healthcare General Partner, Inc., an Ontario corporation
Carroll Healthcare Inc., an Ontario corporation
Invacare Canada General Partner Inc., a Canada corporation
By: /s/ Robert K. Gudbranson
Name: Robert Gudbranson
Title: Vice President and Treasurer

[SIGNATURE PAGE TO AMENDMENT]

ENGLISH BORROWERS:
Invacare Limited, a company incorporated in England and Wales with company number 05178693 By: /s/ Theodore Vassiloudis Name: Theodore Vassiloudis Title: Director

ENGLISH GUARANTORS:
Invacare Limited, a company incorporated in England and Wales with company number 05178693 By: /s/ Theodore Vassiloudis Name: Theodore Vassiloudis Title: Director
Invacare UK Operations Limited, a company incorporated in England and Wales with company number 03281202 By: /s/ Theodore Vassiloudis Name: Theodore Vassiloudis Title: Director

[SIGNATURE PAGE TO AMENDMENT]

FRENCH BORROWERS:
Invacare Poirier SAS By: /s/ Theodore Vassiloudis Name: Theodore Vassiloudis Title: President Duly Authorised

FRENCH GUARANTORS:
Invacare Poirier SAS By: /s/ Theodore Vassiloudis Name: Theodore Vassiloudis Title: President Duly Authorised
Invacare France Operations S.A.S. By: /s/ Theodore Vassiloudis Name: Theodore Vassiloudis Title: President Duly Authorised

[SIGNATURE PAGE TO AMENDMENT]

PNC BANK, NATIONAL ASSOCIATION,
as Lender and as Agent
By: /s/ Todd Milenius
Name:    Todd Milenius
Title:    Senior Vice President

[SIGNATURE PAGE TO AMENDMENT]

KEYBANK NATIONAL ASSOCIATION,
as Lender
By: /s/ Jonathan Roe
Name:    Jonathan Roe
Title:    Vice President

[SIGNATURE PAGE TO AMENDMENT]

JPMORGAN CHASE BANK, N.A.,
as Lender
By: /s/ Lisa A. Morrison
Name:    Lisa A. Morrison
Title:    Authorized Officer

[SIGNATURE PAGE TO AMENDMENT]

J.P. MORGAN EUROPE LIMITED,
as Lender

By: /s/ Matthew Sparkes
Name:    Matthew Sparkes
Title:    Vice President

[SIGNATURE PAGE TO AMENDMENT]

J.P. MORGAN EUROPE LIMITED,
as European Agent

By: /s/ Matthew Sparkes
Name: Matthew Sparkes
Title: Authorised Officer

[SIGNATURE PAGE TO AMENDMENT]

CITIZENS BUSINESS CAPITAL, A DIVISION OF CITIZENS ASSET FINANCE, INC.,
as Lender
By: /s/ David Slattery
Name:    David Slattery
Title:    Vice President

ANNEX A
US Borrowers
Invacare Corporation, an Ohio corporation
Freedom Designs, Inc., a California corporation
The Aftermarket Group, Inc., a Delaware corporation
Invacare Continuing Care, Inc., a Missouri corporation
Medbloc, Inc., a Delaware corporation
Alber USA, LLC, an Ohio limited liability company

ANNEX B
US Guarantors
Adaptive Switch Laboratories, Inc., a Texas corporation
The Helixx Group, Inc., an Ohio corporation
Invacare Credit Corporation, an Ohio corporation
Invacare International Corporation, an Ohio corporation
Invacare Holdings, LLC, an Ohio limited liability company
Invacare Canadian Holdings, Inc., a Delaware corporation
Invacare Canadian Holdings, LLC, a Delaware limited liability company
Invacare Florida Holdings, LLC, a Delaware limited liability company
Invacare Florida Corporation, a Delaware corporation
Invamex Holdings LLC, a Delaware limited liability company